SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

APPLIED MINERALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filling Proxy Statement, if other than the Registrant)

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☒	No fee required

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Notes:

APPLIED MINERALS, INC.
110 Greene Street - Suite 1101
New York, NY  10012

DEAR STOCKHOLDER:

We cordially invite you to attend the 2011 Annual Meeting of Shareholders to be held on Wednesday, June 15, 2011, at 3:00 p.m., Eastern Time Zone, at Grand Hyatt New York, 109 East 42nd Street, New York, NY, 10017.  You can attend in person or listen by means of a webcast at www.virtualshareholdermeeting.com/AMNL2011.  If you attend in person, you will have an opportunity to meet our directors and officers.

The official Notice of Meeting, Proxy Statement, and the Form of Proxy are enclosed with this letter. The matters listed in the Notice of Meeting are described in the attached Proxy Statement.

The Board of Directors welcomes and appreciates the interest of all our shareholders in the Company’s affairs, and encourages shareholders to vote at this Annual Meeting.  We hope you will attend the meeting, but whether or not you expect to be physically present, please vote your shares, either by signing, dating and promptly returning the proxy card in the accompanying postage paid envelope, or by voting on the Internet using the instructions printed on the proxy card.  This will assure that your shares are represented at the meeting.  Even though you execute this proxy or vote by Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later dated proxy (either in writing or via the Internet) or by voting in person at the Annual Meeting.  If you attend the meeting you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card, or voted via the Internet at www.proxyvote.com.  Shareholders may also vote during the meeting at www.virtualshareholdermeeting.com/AMNL2011.

Your vote is important to us, and we appreciate your prompt attention to this matter.

Sincerely,

Andre Zeitoun
President and Chief Executive Officer

APPLIED MINERLS, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
JUNE 15, 2011

Important Notice regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 15, 2011

The Proxy Statement and Annual Report to Stockholders are available at
www.proxyvote.com

To the Shareholders of Applied Minerals, Inc.:

NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Shareholders of Applied Minerals, Inc. (the “Company”), a Delaware corporation, will be held at Grand Hyatt New York, 109 East 42nd Street, New York, NY, 10017 on June 15, 2011 at 3:00 p.m., Eastern Time Zone, for the following purposes as described in the attached Proxy Statement:

1.	To elect four directors to hold office for terms ending at the 2012 Meeting of Shareholders, or until such shareholder’s respective successors are elected and qualified.

2.	To ratify PMB Helin Donovan LLP as our independent registered public accounting firm

3.	To transact such other business as may properly come before such meeting or any adjournment thereof.

Pursuant to the Bylaws, the Board of Directors has fixed the close of business on April 29, 2011, as the record date for determination of shareholders of the Company entitled to receive notice of and to vote at the Annual Meeting.

So far as management of the Company is aware, no business will properly come before the Annual Meeting other than the matters set forth above.

By Order of the Board of Directors

Andre Zeitoun
President and Chief Executive Officer

New York, N.Y.
April 29, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2011

The Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report on Form 10-K for the year ended
December 31, 2010 are available at www.proxyvote.com

Table of Contents
Page
PROXY STATEMENT
Important Notice Regarding the Availability of Proxy Materials	3
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Why did I receive these proxy materials?	6
Will the Annual Meeting be webcast?	6
Who is entitled to vote at the Annual Meeting?	6
What is the difference between holding shares as a shareholder of record and as a beneficial owner?	6
How do I vote?	6
By Mail	6
On the Internet	7
In person at the Annual Meeting	7
What can I do if I change my mind after I vote my shares?	7
Is there a list of shareholders entitled to vote at the Annual Meeting?	7
What are the voting requirements to elect the Directors and to approve each of the proposals discussed in this Proxy Statement?	7
Election of Directors	8
Could other matters be decided at the Annual Meeting?	8
Who will pay for the cost of this proxy solicitation?	8
Who will count the votes?	8
BOARD OF DIRECTOR ISSUES	8
The Nomination Process	8
Meetings and Meeting Attendance	8
Committees	9
Director Independence	9
Audit Committee Financial Expert	9
Audit Committee Report	9
Policy on Board of Directors’ Pre-Approval of Audit and Non-Audit Services of Independent Auditors	9
Director Compensation For The Year Ended December 31, 2010	10
Shareholder Communication to the Board of Directors	10
Code of Ethics	10
SECURITIES OWNERSHIP	10
Authorized Shares	10
Ownership Table	11
Beneficial Ownership of Certain Persons if the Company had Sufficient Authorized Shares to Issue Shares Subject to the Options Exercisable Within 60 Days and Convertible Securities	11
Material Advisors LLC	11
IBS Capital LLC and David Taft	11
11
RELATED PARTY TRANSACTIONS	11
Review, approval or ratification of transactions with related persons	11
Transactions with Related Persons	12
Stock Purchase Transactions	12
PIK Note Transactions	12
Management Agreement with Material Advisors, LLC	12
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	13
PROPOSALS REQUIRING YOUR VOTE
Proposal 1: Election of Directors	14
Nominees for Directors	14
Information About Nominees	14
Overview of Proposal 2	16
Proposal 2: The ratification of PMB Helin Donovan LLP As Our Independent Registered Public Accounting Firm	16
Exact Language of the Current and Proposed Provision	16
Consequences of Shareholder Vote	16
Reason for the Recommended Change	16
Executive Officers	16
EXECUTIVE COMPENSATION	16
Introduction	17
Executive Compensation	17
Outstanding Equity Awards at December 31, 2010	17
INDEPENDENT AUDITOR	18
Fees payable to PMB Helin Donovan, LLC	18
PROPOSALS OF SHAREHOLDERS FOR 2011 ANNUAL MEETING	18
OTHER MATTERS	18

APPLIED MINERALS, INC.
110 Greene Street – Suite 1101
New York, NY  10012

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2011

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Applied Minerals, Inc. (the "Company," “Applied,” “we,” “us” or “our”) of proxies to be used at the Annual Meeting of Shareholders to be held on June 15, 2011.  This Proxy Statement and accompanying forms of proxy, together with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which serves as our Annual Report to Shareholders is first being sent or given to shareholders on April 30, 2011.

Important Notice Regarding the Availability of Proxy Materials
This year we are using the “Notice and Access” system recently adopted by the Securities and Exchange Commission relating to the delivery of proxy materials over the Internet.  As a result, we mailed you a notice about the Internet availability of the proxy materials instead of paper copies.  Shareholders will have the ability to access the proxy materials over the Internet and to request a paper copy of the materials by mail or by e-mail.  Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice.  We believe that the notice and access rules will allow us to use Internet technology that many shareholders prefer, assure more prompt delivery of the proxy materials, lower our cost of printing and delivering the proxy materials, and minimize the environmental impact of printing paper copies.

The Proxy Statement and our Annual Report to Shareholders are available at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these proxy materials?

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Applied Minerals, Inc., a Delaware corporation, of proxies to be voted at our 2011 Annual Meeting of Shareholders and at any adjournment or postponement.

You are invited to attend the Annual Meeting of Shareholders. It takes place on June 15, 2011, beginning at 3:00 p.m., Eastern Time Zone, at Grand Hyatt New York, 109 East 42nd Street, New York, NY, 10017.  You may also attend the meeting by visiting www.virtualshareholdermeeting.com/AMNL.

This Notice of Annual Meeting and Proxy Statement and form of proxy and voting instructions are being sent or delivered to shareholders starting April 29, 2011.

Will the Annual Meeting be webcast?

Our Annual Meeting also will be webcast on June 15, 2011.  You are invited to visit www.virtualshareholdermeeting.com/AMNL2011 at 3:00 p.m., Eastern Time Zone, on June 15, 2011 to access the webcast of the Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of Applied Common Stock at the close of business on April 29, 2011 are entitled to receive notice of the meeting and to vote such shareholder’s shares at the Annual Meeting.  As of that date, there were 72,715,929 shares of common stock outstanding and entitled to vote.  Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with Applied’s transfer agent, Standard Registrar & Transfer (Draper, UT), you are the “shareholder of record” of those shares.  This Notice of Annual Meeting and Proxy Statement and accompanying documents have been provided directly to you by Applied.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of those shares.  This Notice of Meeting and Proxy Statement and the accompanying documents have been forwarded to you by your broker, bank or other holder of record.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your shares by using the voting instruction card or by following such shareholder’s instructions for voting by the Internet.

How do I vote?

You may vote using any of the following methods:

•	By Mail:
If you are a shareholder of record, be sure to complete, sign and date the proxy card or voting instruction card and return it to:

Applied Minerals, Inc.
Attn: Chris Carney
110 Greene Street
Suite 1101
New York, NY  10012

If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board of Directors.

•	Via The Internet:
The Internet voting procedures established by Applied for shareholders of record are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded.

Before the Meeting – Go to www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 14, 2011.  Please have your proxy card handy when you visit www.proxyvote.com. You will be able to confirm that your instructions have been properly recorded.  If you vote on the Internet, you also can request electronic delivery of future proxy materials.

During the Meeting – Go to www.virtualshareholdermeeting.com/AMNL2011
You may vote during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/AMNL2011.  The availability of Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record.  Therefore, if you are a beneficial owner, we recommend that you follow the voting instructions in the materials you receive.

If you vote on the Internet, you do not have to return your proxy card or voting instruction card.

•	At The Annual Meeting:
All shareholders may vote in person at the Annual Meeting or at www.virtualshareholdermeeting.com/AMNL2011.  You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person.  If you are a beneficial and not a record owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the Meeting.

Your vote is important.  You can save us the expense of a second mailing by voting promptly.

What can I do if I change my mind after I vote my shares?

If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•	written notice to the President of the Company;
•	timely delivery of a valid, later dated proxy or a later dated vote via the Internet; or
•	voting by ballot at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your bank, broker or other holder of record.  You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

All proxies that have been properly completed and delivered and not revoked will be voted at the Annual Meeting.

Is there a list of shareholders entitled to vote at the Annual Meeting?

The names of shareholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting for any purpose germane to the meeting by contacting the President of the Company between the hours of 9:00 a.m. and 4:30 p.m., Eastern Time Zone, at our principal executive offices located at 110 Greene Street, Suite 1101, New York, New York 10012.

What are the voting requirements to elect the Directors and to approve each of the proposals discussed in this Proxy Statement?

Proposal	Vote Required	Discretionary Voting Allowed?

Election of Directors	Plurality	No

Ratification of PMB Helin Donovan LLP as our independent registered public accounting firm	Majority of votes cast*	Yes

* the term “votes cast” include votes “for” and “against,” but does not include ballots marked “abstain” and does not include broker non-votes

The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, in person or represented by proxy, is necessary to constitute a quorum.  Abstentions and “broker non votes” are counted as present and entitled to vote for purposes of determining a quorum.  A “broker non vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power under New York Stock Exchange (“NYSE”) rules governing discretionary voting by NYSE members for that particular item and has not received instructions from the beneficial owner.

If you are a beneficial owner, your bank, broker or other holder of record is permitted under NYSE rules to vote your shares on the ratification of the auditors, even if the record holder does not receive voting instructions from you.  The record holder may not vote on the other matters being submitted for a shareholder vote without instructions from you.  Without your voting instructions on these matters, a broker non-vote will occur.

•	Election of Directors
The election is for directors of the Company.  Directors are elected under a plurality voting standard, so that the candidates receiving a plurality of votes cast (the most “for” votes) are elected.  Abstentions and “against” votes are not counted under a plurality voting standard.

Because your bank, broker or other holder of record does not have discretionary voting authority to vote your shares the election of directors absent specific instructions from you, it is therefore important that you vote, or direct the holder of record to vote, on the election of directors.

Could other matters be decided at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement.

If you voted via the Internet, or by mail, or presented a completed and signed proxy card at the Annual Meeting and other matters are properly presented at the Annual Meeting for consideration, the proxies appointed by the Board of Directors (the persons named in your proxy card if you are a shareholder of record) will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies.  Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission.

Who will count the votes?

A Company employee will tabulate the votes and act as inspector of election.

BOARD OF DIRECTOR ISSUES

The Nomination Process
The Board of Directors has not created a separate Nomination Committee or a Charter for such a committee.  Rather, the Board as a whole performs such functions and each director is eligible to participate and has participated in the nomination process.

The general criteria that our Board uses to select nominees include the following:  individuals reputation for integrity, honesty and adherence to high ethical standards; such person’s demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company; such shareholder’s willingness and ability to contribute positively to the decision making process of the Company; such person’s commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees; such person’s interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, creditors and the general public; such person’s ability to act in the interests of all stakeholders; and no nominee should have, or appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of the Company’s stockholders and to fulfill the responsibilities of a director.  There are, however, no specific minimum qualifications that nominees must have in order to be selected.

The Board will consider director candidates recommended by our stockholders.  In evaluating candidates recommended by our stockholders, the Board of Directors applies the same criteria discussed above.  Any stockholder recommendations for director nominees proposed for consideration by the Board should include the nominees’ name and qualifications for Board membership and should be addressed in writing to the President, Applied Minerals, Inc., 110 Greene St., Suite 1101, New York, New York 10012.  There have been no changes in the procedures by which shareholders may recommend candidates for director.

The Board has no set process for identifying and evaluating nominees for director, including shareholder nominees.

Mr. Levy was originally recommended for election as directors by Mr. Taft, a beneficial shareholder.  Mr. Taft was recommended by Mr. Levy and another, now former, director.  Mr. Stone was recommended by Mr. Zeitoun, a director and President and CEO.  Mr. Zeitoun was elected a director pursuant to the terms of the Management Agreement with Material Advisors LLC (“Material Advisors”).

Meetings and Meeting Attendance
During the year ended December 31, 2010, there were 9 meetings of the Board of Directors.  Each of the incumbent directors who were on the Board of Directors during 2010 attended at least 75% of the total number of meetings of the Board of Directors.

Members of the Board are expected to attend annual shareholder meetings, including the upcoming shareholder meeting.

Committees
We do not have nominating, auditing or compensation committees and there are no procedures by which shareholders might recommend nominees to the Board of Directors.  Rather, the Board of Directors, as a whole, performs the functions which would otherwise be performed by the audit, compensation and nominating committees.  Our board views the addition of standing audit, compensation and nominating committees as an unnecessary additional expense and process to the Company given its stage of development.

Director Independence
The only directors deemed to be independent under the independence standards of Nasdaq are Messrs. Levy and Stone.  They are also independent under the enhanced independence standards of Section 10A-3 of the Securities Exchange Act.  Messrs. Zeitoun and Taft are not independent under the Nasdaq standards of independence.  Mr. Zeitoun is an employee.  Mr. Taft is not independent because of the size of his security holdings.

Audit Committee Financial Expert
The Board of Directors has determined that Mr. Levy is an audit committee financial expert as this term is defined in the rules of the Securities and Exchange Commission and is independent under the independence standards of Nasdaq and the enhanced independence standards of Section 10A-3 of the Securities Exchange Act.

Audit Committee Report
The Board of Directors has not created a separate audit committee or a charter for such a committee.  The Board of Directors acts as an audit committee.  The Board believes that a separate audit committee is not needed in light of the size of the Company and the involvement of the Board of Directors in Company operations.

In the discharge of its responsibilities, the Board of Directors has reviewed and discussed with management and the independent auditors the Company’s audited financial statements for fiscal year 2010.  In addition,

A.	The audit committee has reviewed and discussed the audited financial statements with management;

B.	The audit committee has discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 141, as amended;

C.
The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; and

D.
Based on the review and discussions referred to in paragraphs (A) through (C) above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company’s annual report on Form 10-K for the last fiscal year for filing with the Commission.

Directors performing the function of the Audit Committee:

John Levy
Evan Stone
David Taft
Andre Zeitoun

Policy on Board of Directors’ Pre-Approval of Audit and Non-Audit Services of Independent Auditors
The Board of Directors is responsible for appointing, setting compensation and overseeing the work of the independent auditors.  The Board of Directors has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors.  On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Board of Directors is requested.  The Board of Directors reviews these requests and advises management if the Board of Directors approves the engagement of the independent auditors for specific projects.  On a periodic basis, management reports to the Board of Directors regarding the actual spending for such projects and services compared to the approved amounts.

Management is responsible for the preparation and integrity of the Company’s financial statements.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon.  The Board of Directors has independently met and held discussions with management and the independent registered public accounting firm.

Director Compensation For The Year Ended December 31, 2010

The following table sets forth compensation to Directors in 2010.

Name	Fees Earned or Paid in Cash		Stock Awards		Option Awards	Total ($) (1)

John Levy (2)		$50,000	$	- 0 -	29,101		$79,101

Morris D. Weiss (3)		$20,000	$	- 0 -	- 0 -		$20,000

David Taft		$40,000	$	- 0 -	- 0 -		$40,000

Andre Zeitoun	$	- 0 -	$	- 0 -	- 0 -	$	- 0 -

Evan Stone (4) (5)		$10,000		$30,000	- 0 -		$40,000

(1) Each director, except for the Chairman, is paid $10,000 at the beginning of each calendar quarter in cash, stock or a combination of both.

(2) John Levy was elected Chairman of the Board of Directors of Applied Minerals, Inc. in August 2009.  As Chairman he is paid $12,500 at the beginning of each calendar quarter.  In October 2009, Mr. Levy was awarded options to purchase 125,000 shares of common stock of Applied Minerals, Inc. at $0.70 per share. The options have a 5-year term and began vesting, on a quarterly basis, beginning October 1, 2009. These options were granted for Mr. Levy’s service as Chairman of the Board of Directors.  In March 2010, Mr. Levy was awarded options to purchase 60,000 shares of common stock of Applied Minerals, Inc. at $1.00 per share. The options have a 5-year term and began vesting, on a quarterly basis, beginning October 1, 2010. These options were granted for Mr. Levy’s service as Chairman of the Board of Directors.  The value of options vested to Mr. Levy during 2010 was $29,101 at December 31, 2010 based on the Black-Scholes Option Valuation Model.  On February 8, 2011, Mr. Levy was granted options to purchase 100,000 shares of common stock of Applied Minerals, Inc. at $0.83 per share.  The options have a 5-year term and began vesting, on a quarterly basis, beginning March 1, 2011.  These options were granted for Mr. Levy’s service as Chairman of the Board of Directors.

(3) Mr. Weiss resigned as a director in April 2010.

(4) In February 2011, Mr. Stone was granted options to purchase 200,481 shares of common stock of Applied Minerals, Inc. at $0.83 per share with a 5-year term.  The options began vesting, on a quarterly basis, beginning on March 1, 2011.  These options were granted for Mr. Stone’s assumption of the role of Chairman of an Executive Committee established in February 2011.

(5) For the year ended December 31, 2010, aggregate stock grants for director compensation were as follows:  Mr. Stone – 40,606 shares.

Shareholder Communication to the Board of Directors.
Shareholders may communicate with the Board of Directors by sending an email or a letter to Applied Minerals, Inc. Board of Directors, c/o President & CEO, 110 Greene Street, Suite 1101, New York, New York, 10012.  The President will receive the correspondence and forward it to the individual director or directors to whom the communication is directed or to all directors in not directed to one or more specifically.

Code of Ethics
We have adopted a Code of Conduct and Ethics for our Chief Executive Officer and our senior financial officers.  A copy of our Code of Conduct and Ethics can be obtained at no cost, by telephone at (208) 556-1181 or via mail by writing to Applied Minerals, Inc., 110 Greene Street, Suite 1101, New York, New York, 10012.  We believe our Code of Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

SECURITIES OWNERSHIP

The following discussion sets forth information regarding share ownership of certain shareholders and management.

Authorized Shares
As of April 29, 2011 the Company had:

•	120,000,000 authorized shares of Common Stock;
•	72,715,929 issued shares of Common Stock
•	89,280,515 issued shares of Common Stock, assuming the exercise of outstanding stock options and warrants and the conversion of outstanding 10% PIK Election Convertible Notes (the “PIK Notes”).

Ownership Tables
The following table sets forth, as of April 29, 2011, information regarding the beneficial ownership of our common stock with respect to each of the named executive officers, each of our directors, each person known by us to own beneficially more than 5% of the common stock, and all of our directors and executive officers as a group.  Each individual or entity named has sole investment and voting power with respect to shares of common stock indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.  The percentage of common stock beneficially owned is based on 72,715,929 shares of common stock outstanding as of April 29, 2011 plus a person’s shares subject to options granted that have vested and shares issuable upon conversion of PIK Notes.

	Number of Shares of	Percentage of Common
	Common Stock	Stock Beneficially
Name and Address (1)	Beneficially Owned (2)	Owned

Andre Zeitoun (3) (4) (7)	4,738,988	6.5%
John Levy (4) (5)	330,957	*
David Taft (4) (8) (9)	19,504,916	26.8%
Evan Stone (4) (6)	171,350	*
Christopher Carney (3) (7)	1,954,012	2.7%
All Officers and Directors as a Group	26,700,223	36.6%

IBS Capital LLC	19,504,916	26.8%
Material Advisors, LLC	5,486,064	7.5%

* Less than 1%

(1)	Unless otherwise indicated, the address of the persons named in this column is c/o Applied Minerals, Inc., 110 Greene Street, Suite 1101, New York, NY 10012.
(2)
Included in this calculation are shares deemed beneficially owned by virtue of the individual’s right to acquire them within 60 days of the date of this report that would be required to be reported pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.  Except as noted below, all shares are owned directly and the person has sole voting power.

(3)	Executive Officer.
(4)	Director.
(5)	Mr. Levy’s holdings include option to purchase 235,000 shares of common stock between $.070 and $1.00 per share. The term of Mr. Levy’s options is 5 years.
(6)	Mr. Stone’s holdings include options to purchase 100,240 shares of common stock at $0.83 per share. The term of the options is 5 years.
(7)
Number of shares includes 3,291,638 shares issuable to Andre Zeitoun and 1,097,212 shares issuable to Christopher Carney on the exercise of options that have vested or will vest within 60 days of April 29, 2011.  Shares issuable through the exercise of these options are attributed to the respective ownership interests in Material Advisors, LLC of Mr. Zeitoun and Mr. Carney.

(8)
Mr. Taft is the president of IBS Capital LLC.  He has beneficial ownership of shares owned by funds of which IBS Capital LLC is the general partner or investment manager, having sole voting and investment power.

(9)
IBS Capital LLC, One International Place, Boston, Massachusetts 02110, is the beneficial owner of shares held by funds it manages by virtue of the right to vote and dispose of the securities.  One fund, The IBS Turnaround Fund (QP) (A Limited Partnership), owned 14.8% of the outstanding shares at April 29, 2011.  Another fund, The IBS Turnaround Fund (A Limited Partnership), owned 6.7% of the outstanding shares at April 29, 2011.    Another fund, The IBS Opportunity Fund, Ltd, owned 5.2% of the outstanding shares at April 29, 2011. Of IBS Capital LLC’s holdings, 1,615,299 shares are issuable through the conversion of 10% PIK-Election Convertible Notes due 2018 owned by its funds. Mr. Taft is President of IBS Capital LLC.

RELATED PARTY TRANSACTIONS

Review, approval or ratification of transactions with related persons.
Our Board of Directors has a written policy whereby it reviews any transaction involving the Company and a related party before the transaction or upon any significant change in the transaction or relationship.  There are no limitations on the types of transactions, except for ordinary business travel and entertainment.  There are no set standards other than fairness.  For these purposes, a related party transaction includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K of the Securities and Exchange Commission.

Transactions with Related Persons

Stock Purchase Transactions
David A. Taft, a director, is the president of IBS Capital LLC (“IBS”), a Massachusetts limited liability company, whose principal business is investing in securities.  IBS is the general partner of the IBS Turnaround Fund (QP), which is a Massachusetts limited partnership, and IBS Turnaround Fund (LP), which is a Massachusetts limited partnership.  Set forth below are purchases of Common Stock from the Company by the funds since January 1, 2010:

Date of Purchase	The IBS Turnaround Fund (QP) (A Limited Partnership)	The IBS Turnaround Fund (A Limited Partnership)	The IBS Opportunity Fund, Ltd.	Price Per Share

March 28, 2011	1,385,000	459,000	656,000	$0.80

The closing market prices on the purchase dates were $0.76.  The above sale of common stock was part of a larger transaction through which $2,385,000 of cash was raised between March 2011 and April 2011 through the sale of common stock to fund working capital needs of the Company.

PIK Note Transactions

Beginning on December 30, 2008, the Company has sold $10,600,000 of 10% PIK Election Convertible Notes due December 15, 2018 (“PIK Notes”) in seven tranches.  The notes varied only as to the conversion price, which in each case was at or above the market price on the date of sale.  The conversion prices range from $0.35 to $1.00.  Such note is convertible into shares of Company common stock at the conversion price per share at any time after the Company has authorized sufficient shares to convert all such amounts outstanding under the notes into common stock.  The amount outstanding may be converted into common stock at discretion of the company the conversion price per share when (i) the average market price for the common stock is in excess of the conversion price and (ii) either (a) the Company has filed and caused to become effective a registration statement for the resale of the number of shares of common stock into which the outstanding amount of the note is convertible, or (b) such shares are resalable under Rule 144.  Interest on notes of such series may be paid by issuance of additional notes, by increasing the principal amounts under such notes, or in cash. Interest payable on such note through December 15, 2010 has been paid by the issuance of additional PIK Notes.

The principal under the notes is due December 15, 2018 subject to earlier acceleration or conversion of the notes as described below. The notes bear interest at the rate of 10% per annum payable (including by issuance of additional in-kind notes) semi-annually in arrears on June 15 and December 15 of each year.  The number of shares issued on conversion of a note will be derived by dividing the principal and accrued interest on the note by the conversion price (the “Strike Price”). The Strike Price will be subject to adjustment in the event of a dividend or distribution on Company’ common stock in shares of common stock, subdivision or combination of Company outstanding common stock, or reclassification of Company’s outstanding common stock.

Set forth below is information about purchases of 10% PIK Election Notes by The IBS Turnaround Fund (QP) (A Limited Partnership) The IBS Turnaround Fund (A Limited Partnership) since Ja.

	Purchaser and Principal Amount
Date of Purchase	The IBS Turnaround Fund (QP) (A Limited Partnership)	The IBS Turnaround Fund (A Limited Partnership)	Conversion Price Per Share

May 17, 2010	$260,000	$240,000	$1.00
October 21, 2010	650,000	350,000	1.00

The closing market prices on the trading day immediately before the purchases were $0.74 and $0.68 per share, respectively.  On December 15, 2010, the Company issued additional 10% PIK-Election Convertible Notes due 2018 of $13,105 and $12,097 to The IBS Turnaround Fund (QP) (A Limited Partnership) and The IBS Turnaround Fund (A Limited Partnership), respectively, in lieu of cash interest payments due the notes sold on May 17, 2011. On December 15, 2010, the Company issued additional 10% PIK-Election Convertible Notes due 2018 of $9,931 and $5,347 to The IBS Turnaround Fund (QP) (A Limited Partnership) and The IBS Turnaround Fund (A Limited Partnership), respectively, in lieu of cash interest payments due the notes sold on October 21, 2011.

Management Agreement With Material Advisors

Messrs. Zeitoun and Carney were appointed to positions with the Company pursuant to an agreement with Material Advisors, of which they are members and owners.

On December 30, 2008, the Company entered into a Management Agreement with Material Advisors, a management services company (“Manager”).  The Management Agreement, commencing on January 1, 2009, had a term ending on December 31, 2010 with automatic renewal for successive one-year periods unless either Manager or Company provided 90 days prior notice of cancellation to the other party or pursuant to the termination provisions of the Management Agreement.  Under the Management Agreement, Manager is to perform or engage others, including Mr. Zeitoun, a principal of Manager, Christopher Carney and Eric Basroon (“Management Personnel”) to perform senior management services including such services as are customarily provided by a chief executive officer but not (unless otherwise agreed) services customarily provided by a chief financial officer (it was subsequently agreed to have Mr. Carney perform as Interim Chief Financial Officer).  Pursuant to the Management Agreement, Andre Zeitoun is serving as the Company’s Chief Executive Officer and as a member of the Company’s Board of Directors.

The services provided by Manager include, without limitation, consulting with the Board of Directors of the Company and the Company’s management on business and financial matters, including matters related to (i) new business development, creating and implementing the Company’s business plan and overseeing and supervising the Company’s operations, (ii) preparation of operating budgets and business plans, (iii) Company’s corporate and financial structure, (iv) formulation of long term business strategies, (v) recruiting senior management, (vi) financing, (vii) transactions with third parties, including mergers and acquisitions, (viii) evaluating potential sale or exit opportunities, structuring and negotiating a sale of the Company, or leveraged recapitalization, and (ix) resolving investigations and litigation involving the Company.  Manager is paid an annual fee of $1,000,000 per year for the three-year term of the Management Agreement, payable in equal monthly installments of $83,333.  Manager will be solely responsible for the compensation of the Management Personnel and the Management Personnel will not be entitled to any direct compensation or benefits from the Company (including in the case of Mr. Zeitoun, for service on the Board).  The Management Agreement does not specify the levels of compensation to Messrs. Zeitoun or Carney. Additionally, the Company granted Manager non-qualified stock options to purchase, for $0.70 per share (the “$0.70 Option”) a number of shares of the Company equal to 10% of the outstanding common stock of the Company on a fully diluted basis (which shall vest in equal monthly installments over three years).  On December 31, 2008, the closing stock price of the Company’s Common Stock was $0.15.

The following sets forth the treatment of the $0.70 Option in the event of a “going private transaction.”  Upon the consummation of a transaction resulting in (i) the Company ceasing to be a SEC reporting company, or having less than 300 shareholders of record and (ii) David A. Taft, IBS Capital LLC, The IBS Turnaround Fund L.P., The IBS Turnaround Fund (QP), The IBS Opportunity Fund (BVI). Ltd., or any of their affiliates or related entities own in the aggregate more than 50% of the outstanding equity capital of the Company immediately following such transaction (a “Going Private Transaction”), the $0.70 option will be cancelled and replaced by a non-qualified option (the “Going Private Option”), accompanied by a tandem stock appreciation right (the “SAR”).  The Going Private Option will provide Manager the right to purchase the same percentage of Company’s (or its successor’s) outstanding shares of common stock after giving effect to the going private transaction that were subject to the $0.70 Option.  The SAR will entitle Manager to receive either shares of common stock or cash equal in value to the excess of the fair market value of a share of common stock on the date of exercise over the base price per share under the SAR.  The exercise price of the Going Private Option and the base price under the SAR will be the fair market value per share to be paid in the Going Private Transaction to shareholders who are not investing in the going private vehicle.  The term of the $0.70 Option, the Going Private Option and the SAR will be 10 years.  During such periods, the Going Private Option and the SAR will be fully exercisable.

On February 8, 2011, the Board of Directors extended the Management Agreement through December 31, 2012.  As part of the extension, the Managers were granted options to purchase 2,904,653 shares of common stock of the Company at $0.83 per share with a 10-year term, vesting equally over twelve months beginning January 1, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file.  During 2010, certain of our directors and executive officers who own our stock filed Forms 3 or Forms 4 with the Securities and Exchange Commission.

The information on these filings reflects the current ownership position of all such individuals.  To the best of our knowledge, during 2010 all such filings by our officers and directors were made timely.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Directors

The Board of Directors currently consists of four members.  The Company’s directors are to be elected at each annual meeting of shareholders.  At this Annual Meeting, four directors are to be elected to serve until the next annual meeting of shareholders or until such director’s successors are elected and qualified.  The nominees for the Board of Directors are John Levy, Evan Stone, David Taft, and Andre Zeitoun as set forth in the table below describing Company Officers and Directors.  Each of Mr. Levy, Mr. Stone, Mr. Taft, and Mr. Zeitoun are recommended by the Board of Directors of the Company.  In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company’s existing Board of Directors.

The four nominees receiving the highest number of votes cast at the Annual Meeting will be elected as the Company’s directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

Proxies cannot be voted for a greater number of persons than the number of nominees named.

Officers are appointed annually by the Board of Directors and serve at the pleasure of the Board.

OUR BOARD RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOUR NOMINEES.

Information About Nominees

The following table provides the names, positions, ages and principal occupations of our current directors, and those who are nominated for election as a director at the Annual Meeting:

Name and Position with the Company	Age	Director / Officer Since	Principal Occupation

John Levy	55	Non-Executive Chairman since August 2009 and Director since January 2008	CEO of Board Advisory

Evan Stone	39	Director since August 2009	Partner, Lee & Stone

David Taft	54	Director since October 2008	President, IBS Capital LLC

Andre Zeitoun	38	Chief Executive Officer, President and Director since January 2009	President, Chief Executive Officer and Director of Company

John Levy, Non-Executive Chairman and Director.

Since May 2005, Mr. Levy is Chief Executive Officer and principal consultant for Board Advisory, a consulting firm that advises public companies, or companies aspiring to be public, in the areas of corporate governance, corporate compliance, ethics, financial reporting and financial strategies. From November 2005 to March 2006, Mr. Levy served as Interim Chief Financial Officer of Universal Food & Beverage Company, which filed a voluntary petition under the provisions of Chapter 11 of the United States Bankruptcy Act on August 31, 2007.  From March 2006 through April 2010, Mr. Levy was a director and Chairman of the audit committee of Take-Two Interactive Software, Inc. and from November 2008 through June 2010, Mr. Levy was a director of Applied Natural Gas Fuels, Inc. (formerly PNG Ventures, Inc.). Mr. Levy currently is a member of the Board of Directors and Lead Director for Gilman Ciocia, Inc., is a member of the Board of Directors of Applied Energetics, Inc. and is a member of the Board of Directors of Brightpoint, Inc.

Mr. Levy is a Certified Public Accountant with nine years experience with the national public accounting firms of Ernst & Young, Laventhol & Horwath, and Grant Thornton.  Mr. Levy has a B.S. degree in economics from the Wharton School of the University of Pennsylvania and received his M.B.A. from St. Joseph's University (PA).

Key attributes, experience and skills: Mr. Levy has over 30 years of progressive financial, accounting and business experience, including having served as Chief Financial Officer of both public and private companies for over 13 years.  Mr. Levy brings to the board expertise in corporate governance and compliance matters along with extensive experience gained from numerous senior executive positions with public companies. Further, Mr. Levy’s service on the boards of directors of public companies in a variety of industries also allows him to bring a diverse blend of experiences to our board.

Mr. Levy has written and taught courses regarding corporate governance matters and also has significant experience dealing with corporate governance matters as part of his corporate and board positions. Mr. Levy has been designated by the Board of Directors as an audit committee financial expert.  Mr. Levy has provided substantial assistance to the Company on accounting and financial reporting matters.  Mr. Levy has also provided significant corporate governance and business strategy advice to Applied Minerals, Inc. since joining its Board of Directors in 2008.  It is these attributes that led the Board to conclude that Mr. Levy should continue to serve as a director and Chairman of Applied Minerals, Inc.

Evan D. Stone, Director. Mr. Stone has represented hedge funds, private equity funds, venture capital funds and public and private corporations on a wide range of sophisticated corporate and securities matters.  Mr. Stone is co-founder of Lee & Stone LLP, a Dallas based law firm specializing in services for the investment community and a principal of Steelbridge Compliance LLC, a Dallas-based firm providing compliance advisory services to investment advisors.  Prior to co-founding Lee & Stone in 2009, Mr. Stone served as Vice President and General Counsel for Dallas-based investment manager, Newcastle Capital Management, L.P., which Mr. Stone joined in 2006.  Prior to Newcastle, from 2003 through 2006, Mr. Stone worked in the mergers and acquisitions department of the international law firm Skadden Arps Slate Meagher & Flom LLP in New York.  Prior to Skadden, Mr. Stone served as a member of the investment banking department at Merrill Lynch & Co. and Vice President, Corporate Development at Borland Software, Inc.  In addition to his work on behalf of investors at Lee & Stone, Mr. Stone currently serves as General Counsel and Secretary of Wilhelmina International, Inc., a leading model and artist management firm, to which offices he was appointed in 2009.  Mr. Stone was a director of Wilhelmina International, Inc. from 2009 through 2011.

Key attributes, experience and skills: Mr. Stone brings a strong mix of legal, asset management, corporate development and investment banking experience to the Company’s Board of Directors.  Mr. Stone’s legal practice, at his own firm and at Skadden Arps, has focused primarily on mergers and acquisitions, private equity and investment management.

In addition, as General Counsel for Newcastle Management, L.P., an activist investment manager, Mr. Stone was involved in the sourcing, analysis, negotiation and monitoring of a number of the firm’s investments and also advised on corporate governance and operational matters.  As General Counsel and Secretary and a director of Wilhelmina International, Inc., Mr. Stone gained valuable additional board corporate governance experience related to a public company.

Mr. Stone also has investment banking and corporate development experience.  It is these attributes that led the Board to conclude that Mr. Stone should continue to serve as a director of Applied Minerals, Inc.

David A. Taft, Director.  Mr. Taft is the President of IBS Capital LLC, a private investment company based in Boston, Massachusetts, which he founded in 1990.  Prior to founding IBS Capital LLC, Mr. Taft spent ten years working in corporate finance with Drexel Burnham Lambert, Winthrop Financial and Merrill Lynch.  Mr. Taft is a graduate of Amherst College and Amos Tuck School of Business Administration at Dartmouth College.

Key attributes, experience and skills: Mr. Taft has over 30 years experience as a corporate investment banker and the manager of IBS Capital LLC, a private investment fund.  Mr. Taft brings significant leadership, financial expertise, business development skills and corporate restructuring experience to the Company’s Board of Directors.  The investments Mr. Taft has made through his management of the IBS Turnaround Fund has, on occasion, required him to advise companies on issues such as corporate governance, capital raising, balance sheet restructuring and general business strategy.  IBS Capital LLC, under Mr. Taft’s direction, has been a large shareholder of Applied Minerals, Inc. for a number of years.  It is these attributes that led the Board to conclude that Mr. Taft should continue to serve as a director of Applied Minerals, Inc.

Andre Zeitoun, Chief Executive Officer, President, Director. Mr. Zeitoun is manager of Material Advisors LLC (“Material Advisors”), which provides managerial services to the Company pursuant to a Management Agreement entered into as of January 1, 2009.  Mr. Zeitoun was elected as a director and as CEO pursuant to the terms of the Management Agreement as described in “Related Party Transactions.”

Mr. Zeitoun was a Portfolio Manager at SAC Capital/CR Intrinsic Investors from March 2007 through December 2008.  At SAC, he led a team of six professionals and managed a several hundred million dollar investment portfolio focused on companies that required a balance sheet recapitalization and/or operational turnaround.  Many of these investments required Mr. Zeitoun to take an active role in the turnaround process.  From 2003 to 2006, Mr. Zeitoun headed the Special Situations Group at RBC Dain Rauscher as a Senior Vice President and head of the division.  He managed all group matters related to sales, trading, research and the investment of the firm’s proprietary capital.  From 1999 to 2003 Mr. Zeitoun was a Senior Vice President at Solomon Smith Barney.  In this role, Mr. Zeitoun led a Special Situations sales trading research team serving middle market institutions.  Mr. Zeitoun is a graduate of Canisius College.

Key attributes, experience and skills: Mr. Zeitoun has over 10 years experience indentifying, allocating capital to, and taking an active role in corporate situations requiring a balance sheet recapitalization and/or operational restructuring.  Since January 2009, Mr. Zeitoun has spearheaded effort to stabilize the Company’s balance sheet, raise critically needed capital, engage industry-leading consultants to quantify and characterize the Company’s Dragon Mine resource, and establish a marketing infrastructure.  Mr. Zeitoun’s accomplishments during his first year as Chief Executive Officer has led the Board to conclude that he should continue as a director of Applied Minerals, Inc.  During his time as President and Chief Executive Officer of Applied Minerals, Inc., Mr. Zeitoun has developed a level of expertise in the area of the commercialization of halloysite-based applications and has developed a network of relationships with other experts within the field.

OVERVIEW OF PROPOSAL 2

PROPOSAL 2:  THE RATIFICATION OF PMB HELIN DONOVAN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 2 is a ratification of PMB Helin Donovan LLP as our independent registered public accounting firm

Consequences of Shareholder Vote
If Proposal 2 is not approved, the PMB Helin Donovan will not be ratified as our independent registered public accounting firm.

Proposal 2 is not dependent on the vote with respect to any other proposal.

Reason for the Ratification
The Board of Directors believes that PMB Helin Donovan LLP has provided the Company adequate independent auditing services and will do so in the future.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2, AN AMENDMENT TO THE IDAHO ARTICLES TO CHANGE THE NAME OF THE COMPANY TO APPLIED MINERALS INC.

EXECUTIVE OFFICERS

The only executive officers of the Company are Andre Zeitoun and Christopher T. Carney.  Information about them is set forth below.

Name and Position with the Company	Age	Director / Officer Since	Principal Occupation

Andre Zeitoun	38	January 2009	President, Chief Executive Officer and Director of the Company

Christopher T. Carney	40	February 2009	Interim Chief Financial Officer of the Company

Christopher T. Carney, Interim Chief Financial Officer.  Pursuant to the Management Agreement between Material Advisors LLC and the Company, he was appointed to his position as Interim Chief Financial Officer in February 2009.

From March 2007 until December 2008, Mr. Carney was an analyst at SAC Capital/CR Intrinsic Investors, LLC, a hedge fund, where he evaluated the debt and equity securities of companies undergoing financial restructurings and operational turnarounds.  From March 2004 until October 2006, Mr. Carney was a distressed debt and special situations analyst for RBC Dain Rauscher Inc., a registered broker dealer.  Mr. Carney graduated with a BA in Computer Science from CUNY-Lehman College and an MBA from Tulane University.

EXECUTIVE COMPENSATION

Introduction
The Board of Directors has not created a separate compensation committee or a charter for such committee and the Board of Directors as a whole acts as a compensation committee.  The Board of Directors does not believe a separate compensation committee is needed in view of the size of the Company, the involvement of the Board of Directors in Company affairs, and the history and structure of executive compensation.  Persons whose compensation is being determined or negotiated by the Board of Directors do not participate in the Board deliberations.  The Board has not used compensation consultants.

Executive Compensation
The following Summary Compensation table contains information about the compensation received by the executive officers and highly paid employees for the fiscal years ended December 31, 2010 and December 31, 2009

Summary Compensation Table

				Equity
Name and		Salary	Bonus	Awards	Total
Principal Position	Year	($)	($)	($)(1)	($)

Andre Zeitoun, President, CEO,	2010	- 0 -	- 0 -	- 0 -	- 0 -
Director (2)	2009	- 0 -	- 0 -	- 0 -	- 0 -

Christopher T. Carney, Interim CFO	2010	- 0 -	- 0 -	- 0 -	- 0 -
(2)	2009	- 0 -	- 0 -	- 0 -	- 0 -

(1) This column represents the dollar amount recognized for financial statement reporting purposes with respect to the 2010 fiscal year for the fair value of stock options granted to each of the in 2010in accordance with SFAS 123R.  Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, refer to Note 8 to the Notes to Consolidated Financial Statements found in Item 15, Part IV of this document. These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named executive officers.

(2) Messrs. Zeitoun and Carney received no direct compensation from the Company.  Each is a partner of Material Advisors LLC, a consulting firm that provides managerial services to the Company pursuant to a Management Agreement (the “Agreement”) entered into on January 1, 2009 and extended through December 31, 2012.  Per the terms of the Agreement, Applied Minerals, Inc. pays Material Advisors, LLC a $1 million fee annually in exchange for management services provided by Material Advisors, LLC.  Applied Minerals, Inc. paid Material Advisors, LLC the $1 million management fee in both 2009 and 2010.  Upon entering the Agreement on January 1, 2009, Material Advisors, LLC was granted options to purchase 6,583,277 shares of common stock of Applied Minerals, Inc. at $0.70 per share with a ten-year term.  The options vest equally over 36 months starting on the effective date of the Management Agreement.

A copy of the Management Agreement was filed as an 8-K on January 7, 2009.  The value of the options vested to Material Advisors in 2010 was $872,284.  Upon the extension of the Agreement on February 8, 2011, Material Advisors, LLC was granted options to purchase 2,904,653 shares of common stock of Applied Minerals, at $0.83 per share with a 10-year term. The options vest equally over 12 months beginning on January 1, 2012.

Outstanding Equity Awards at December 31, 2010
The following table provides information on the holdings as of December 31, 2010 of stock options granted to the named executive officers.  This table includes unexercised and unvested option awards. Each equity grant is shown separately for each named executive officer.

Outstanding Equity Awards at Fiscal Year End

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
OPTION AWARDS
Name	Grant Date	Number of Securities Underlying Unexercised Options: Exercisable	Number of Securities Underlying Unexercised Options: Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Andre Zeitoun (1)		- 0 -	- 0 -	- 0 -

Christopher T. Carney (1)		- 0 -	- 0 -	- 0 -

(1) Messrs. Zeitoun and Carney have not been granted options directly by the Company.  Each is a partner of Material Advisors LLC, a consulting firm that provides managerial services to the Company pursuant to a Management Agreement entered into on January 1, 2009 and was extended through December 31, 2012. Upon entering the Management Agreement on January 1, 2009, Material Advisors, LLC was granted options to purchase 6,583,277 shares of common stock of Applied Minerals, Inc. at $0.70 per share with a ten-year term.  The options vest equally over 36 months starting on the effective date of the Management Agreement.  A copy of the Management Agreement was filed as an 8-K on January 7, 2009.  Upon the extension of the Agreement on February 8, 2011, Material Advisors, LLC was granted options to purchase 2,904,653 shares of common stock of Applied Minerals, at $0.83 per share with a 10-year term. The options vest equally over 12 months beginning January 1, 2012.

INDEPENDENT AUDITOR

PMB Helin Donovan, LLP was selected by our Board of Directors as the Company’s independent accountant for the fiscal year ending December 31, 2010 and for the fiscal year ending December 31, 2009.  Representatives of PMB Helin Donovan will not be attending the shareholder meeting.

Fees payable to PMB
The following table presents fees for audit services rendered by PMB Helin Donovan, the independent auditor for the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2010 and 2009.

	PMB Helin Donovan, LLC
	December 31, 2010	December 31, 2009

Audit Fees	$59,000	$64,864
Audit-Related Fees	- 0 -	6,060
Tax Fees (1)	101,900	40,000
All Other Fees (2)	5,200	10,918

Total	$166,100	$121,482

(1)	Tax fees represent the aggregate fees paid for professional services, principally including fees for tax compliance and tax advice.
(2)
All other fees represent the aggregate fees paid for products and services that are not included in the “Audit fees,” “Audi-related fees,” and “Tax fees” sections.  The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal registered public accounting firm’s independence.

PROPOSALS OF SHAREHOLDERS FOR 2012 ANNUAL MEETING

Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit such shareholder’s proposals so that they are received at the Company’s principal executive offices no later than the close of business no later than December 30, 2011.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Shareholders who wish make nominations or submit proposals that are not pursuant to SEC Rule 14a-8 for the 2012 Annual Meeting must provide notice that is delivered to or mailed and received at the principal executive offices of the Corporation: (1) by the close of business 60 days in advance of the anniversary of the 2011 annual meeting (which would be April 5, 2012) if such meeting is to be held on a day which is more than 7 and within 30 days preceding the anniversary of the 2011 annual meeting (which would be March 6, 2012), (2) 90 days in advance of the anniversary of the 2011 annual meeting (which would be March 6, 2012)  if such meeting is to be held (a) less than 7 days preceding the  anniversary of the 2011 annual meeting or (b) on or after the anniversary of the previous year's annual meeting; and (3) with respect to any other annual meeting of stockholders, the close of business on the tenth day following the date of public disclosure of the date of such meeting.  To be in proper form, a shareholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws.  A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaws.

The Company will not consider any proposal or nomination that does not meet the Bylaw and SEC requirements or the Bylaw requirements, as the case may be.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the meeting.  If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

Whether you intend to be present at this meeting or not, you are urged to return your proxy promptly.

By order of the Board of Directors.

Andre Zeitoun, President and CEO

APPLIED MINERALS, INC. 110 GREENE ST – SUITE 1101 NEW YORK, NY 10012
VOTE IN PERSON
Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. If you attend the meeting in person and have not given a proxy you will need to request a ballot to vote these shares.

VOTE BY INTERNET
Before the Meeting – Go to www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting – Go to www.virtualshareholdermeeting.com/AMNL2011
You may attend the Meeting via the Internet and vote during the Meeting.  Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY, 11717.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS

APPLIED MINERALS, INC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON June 15, 2011: The Notice of Annual Meeting of Shareholders, Proxy Statement and the Annual Report to Shareholder are available on the following website:  www.proxyvote.com.

◄ FOLD AND DETACH HERE ►

Please mark your votes as indicated in this example:

Proposal 1 -                      Election of Directors
The Board of Directors recommends a vote FOR four nominees for Director to serve until the 2012 Annual Meeting of Shareholders

		FOR	AGAINST	WITHHOLD
1.1	JOHN LEVY	☐	☐	☐
1.2	EVAN STONE	☐	☐	☐
1.3	DAVID TAFT	☐	☐	☐
1.4	ANDRE ZEITOUN	☐	☐	☐

Proposal 2 -	The ratification of PMB Helin Donovan LLP as our independent registered public accounting firm

	FOR	AGAINST	WITHHOLD
Proposal 2	☐	☐	☐

The Board of Directors recommends a vote FOR the Amendment.

Signature must be that of him/herself. If shares are held jointly, each shareholder named should sign. If the signer is a corporation, please sign the full corporate name by duly authorized officer. If the signer is a partnership, please sign partnership name by authorized person. Executors, administrators, trustees, guardians, attorneys-in-fact, etc., should so indicate when signing.

Signature	Signature

Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Mark Here for Address Change or Comments (SEE REVERSE):   ☐

◄ FOLD AND DETACH HERE ►

SOLICITED BY THE BOARD OF DIRECTORS
APPLIED MINERALS, INC.
ANNUAL MEETING OF SHAREHOLDERS
JUNE 15, 2011

The undersigned hereby appoints Andre Zeitoun and Christopher T. Carney or either of them, with power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated, all the shares of stock of the Company which the undersigned may be entitled to vote at Grand Hyatt New York, 109 East 42nd Street, New York, NY, 10017 on June 15, 2011, at 3:00 p.m., Eastern Time Zone, and at any adjournment of such meeting, for the following purposes and with discretionary authority as to any other matters that may properly come before the meeting, as recommended by the Board of Directors, all in accordance with and as described in the Notice and accompanying Proxy Statement.

If this Proxy is executed by you without indicating voting instructions then it will be deemed to grant authority to vote FOR the nominees for director and FOR Proposal 2.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. A majority of said proxies, including any substitutes, or if only one of them be present then that one, may exercise all powers granted hereunder at said meeting or any adjournment thereof. This proxy revokes any proxy to vote such shares at such meeting or any adjournment thereof heretofore given by the undersigned to anyone other than those named above.

Address Change/Comments
(Mark the corresponding box on the reverse side)

(Continued and to be marked, dated and signed, on the other side)

THE FOLLOWING MATERIALS ARE FILED PURSUANT TO NOTE D.4. OF SCHEDULE 14A. THE FOLLOWING MATERIALS ARE INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BUT ARE NOT SET FORTH IN THE PROXY STATEMENT.